EXHIBIT 8.1
LISTING OF SUBSIDIARIES
The following companies are subsidiaries of Teekay Tankers Ltd. as at December 31, 2017:

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Americas Spirit L.L.C.	Marshall Islands	100%
Ashkini Spirit L.L.C.	Marshall Islands	100%
Athens Spirit L.L.C.	Marshall Islands	100%
Atlanta Spirit L.L.C.	Marshall Islands	100%
Australian Spirit L.L.C.	Marshall Islands	100%
Axel Spirit L.L.C.	Marshall Islands	100%
Barcelona Spirit L.L.C.	Marshall Islands	100%
Beijing Spirit L.L.C.	Marshall Islands	100%
Dilong Spirit L.L.C.	Marshall Islands	100%
Donegal Spirit L.L.C.	Marshall Islands	100%
Erik Spirit L.L.C.	Marshall Islands	100%
Esther Spirit L.L.C.	Marshall Islands	100%
Everest Spirit Holding L.L.C.	Marshall Islands	100%
Explorer Spirit L.L.C.	Marshall Islands	100%
Freeport Landholdings LLC	USA	100%
Galway Spirit L.L.C.	Marshall Islands	100%
Ganges Spirit L.L.C.	Marshall Islands	100%
Godavari Spirit L.L.C.	Marshall Islands	100%
Halo Fenders L.L.C.	Marshall Islands	100%
Helga Spirit L.L.C.	Marshall Islands	100%
Hugli Spirit L.L.C.	Marshall Islands	100%
Iskmati Spirit L.L.C.	Marshall Islands	100%
Jiaolong Spirit L.L.C.	Marshall Islands	100%
Kanata Spirit Holding L.L.C.	Marshall Islands	100%
Kareela Spirit Holding L.L.C.	Marshall Islands	100%
Kaveri Spirit L.L.C.	Marshall Islands	100%
Kyeema Spirit Holding L.L.C.	Marshall Islands	100%
Limerick Spirit L.L.C.	Marshall Islands	100%
London Spirit L.L.C.	Marshall Islands	100%
Los Angeles Spirit L.L.C.	Marshall Islands	100%
Matterhorn Spirit L.L.C.	Marshall Islands	100%
Montreal Spirit L.L.C.	Marshall Islands	100%
Moscow Spirit L.L.C.	Marshall Islands	100%
Narmada Spirit L.L.C.	Marshall Islands	100%
Navigator Spirit L.L.C	Marshall Islands	100%
Pinnacle Spirit L.L.C.	Marshall Islands	100%
Rio Spirit L.L.C.	Marshall Islands	100%
Seoul Spirit L.L.C.	Marshall Islands	100%
Shenlong Spirit L.L.C.	Marshall Islands	100%
SPT Marine Transfer Services Ltd.	Bermuda	100%
STX Hull No. S1672 L.L.C.	Marshall Islands	100%
STX Hull No. S1673 L.L.C.	Marshall Islands	100%
STX Hull No. S1674 L.L.C.	Marshall Islands	100%
STX Hull No. S1675 L.L.C.	Marshall Islands	100%

Summit Spirit L.L.C.	Marshall Islands	100%
Sydney Spirit L.L.C.	Marshall Islands	100%
T.I.L. Holdings Ltd.	Marshall Islands	100%
T.I.L. I L.L.C.	Marshall Islands	100%
T.I.L. II L.L.C.	Marshall Islands	100%
T.I.L. III L.L.C.	Marshall Islands	100%
T.I.L. IV L.L.C.	Marshall Islands	100%
T.I.L. IX L.L.C.	Marshall Islands	100%
T.I.L. V L.L.C.	Marshall Islands	100%
T.I.L. VI L.L.C.	Marshall Islands	100%
T.I.L. VII L.L.C.	Marshall Islands	100%
T.I.L. VIII L.L.C.	Marshall Islands	100%
T.I.L. X L.L.C.	Marshall Islands	100%
T.I.L. XI L.L.C.	Marshall Islands	100%
T.I.L. XII L.L.C.	Marshall Islands	100%
T.I.L. XIII L.L.C.	Marshall Islands	100%
T.I.L. XIV L.L.C.	Marshall Islands	100%
Tanker Investments Ltd.	Marshall Islands	100%
Taurus Tankers L.L.C.	Marshall Islands	100%
Teekay Chartering Limited	Marshall Islands	100%
Teekay Guardian L.L.C.	Marshall Islands	100%
Teekay Marine (Singapore) Pte Ltd.	Singapore	100%
Teekay Marine Holdings Limited	Marshall Islands	100%
Teekay Marine Ltd.	Marshall Islands	100%
Teekay Marine Solutions (Bermuda) Ltd.	Bermuda	100%
Teekay Marine Solutions Inc.	USA	100%
Teekay Marine Solutions Ltd.	United Kingdom	100%
Teekay Tanker Operations Ltd.	Marshall Islands	100%
Teekay Tankers Chartering L.L.C.	Marshall Islands	100%
Teekay Tankers Holdings Limited	Marshall Islands	100%
Teekay Tankers HZ Hull No. H-1586 L.L.C.	Marshall Islands	100%
Teekay Tankers HZ Hull No. H-1587 L.L.C.	Marshall Islands	100%
Teekay Tankers HZ Hull No. H-1592 L.L.C.	Marshall Islands	100%
Teekay Tankers HZ Hull No. H-1593 L.L.C.	Marshall Islands	100%
Teekay Tankers TS Hull No. S-1415 L.L.C.	Marshall Islands	100%
Teekay Workboats L.L.C.	United States	100%
Teesta Spirit L.L.C.	Marshall Islands	100%
Tianlong Spirit L.L.C.	Marshall Islands	100%
Tokyo Spirit L.L.C.	Marshall Islands	100%
VLCC A Investment L.L.C.	Marshall Islands	100%
VLCC B Investment L.L.C.	Marshall Islands	100%
Yamuna Spirit L.L.C.	Marshall Islands	100%
Zenith Spirit L.L.C.	Marshall Islands	100%